EXHIBIT 99.1

ANNEX A

THE TRUST STUDENT LOAN POOL

The trust student loans owned by the trust were originally selected from a portfolio of consolidation student loans owned by the Student Loan Marketing Association by employing several criteria, including requirements that each trust student loan as of the original cutoff date:

•
was guaranteed as to principal and interest by a guaranty agency under a guarantee agreement and the guaranty agency was, in turn, reinsured by the Department of Education in accordance with the FFELP;

•	contained terms in accordance with those required by the FFELP, the guarantee agreements and other applicable requirements;

•	was more than 120 days past the final disbursement;

•	was not more than 210 days past due;

•	did not have a borrower who was noted in the related records of the servicer as being currently involved in a bankruptcy proceeding; and

•	had special allowance payments, if any, based on the three-month commercial paper rate or the 91-day Treasury bill rate.

No trust student loan as of the original cutoff date was subject to the depositor’s or the Student Loan Marketing Association’s prior obligation to sell that loan to a third party.  The Student Loan Marketing Association was dissolved on December 31, 2004 and all of its obligations were assumed by its affiliate, SLM Education Credit Finance Corporation.

Unless otherwise specified, all information with respect to the trust student loans is presented as of April 30, 2012, which is the statistical disclosure date.

The following tables provide a description of specified characteristics of the trust student loans as of the statistical disclosure date.  The aggregate outstanding principal balance of the loans in each of the following tables includes the principal balance due from borrowers, plus accrued interest of $4,565,293 to be capitalized as of the statistical disclosure date.  Percentages and dollar amounts in any table may not total 100% or whole dollars due to rounding.  The following tables also contain information concerning the total number of loans and total number of borrowers in the portfolio of trust student loans.  For ease of administration, the servicer separates a consolidation loan on its system into two separate loan segments representing subsidized and unsubsidized segments of the same loan.  The following tables reflect those loan segments within the number of loans.  In addition, 11 borrowers have more than one trust student loan.

The distribution by weighted average interest rate applicable to the trust student loans on any date following the statistical disclosure date may vary significantly from that in the following tables as a result of variations in the effective rates of interest applicable to the trust student loans and in rates of principal reduction.  Moreover, the information below about the weighted average remaining term to maturity of the trust student loans as of the statistical disclosure date may vary significantly from the actual term to maturity of any of the trust student loans as a result of prepayments or the granting of deferment and forbearance periods.

2003-1

The following tables also contain information concerning the total number of loans and the total number of borrowers in the portfolio of initial trust student loans.

Percentages and dollar amounts in any table may not total 100% of the initial trust student loan balance, as applicable, due to rounding.

2003-1

COMPOSITION OF THE TRUST STUDENT LOANS AS OF THE STATISTICAL DISCLOSURE DATE

Aggregate Outstanding Principal Balance	$951,792,563
Aggregate Outstanding Principal Balance – Treasury Bill	$134,043,959
Percentage of Aggregate Outstanding Principal Balance – Treasury Bill	14.08%
Aggregate Outstanding Principal Balance – Commercial Paper*	$817,748,604
Percentage of Aggregate Outstanding Principal Balance – Commercial Paper*	85.92%
Number of Borrowers	28,012
Average Outstanding Principal Balance Per Borrower	$33,978
Number of Loans	47,470
Average Outstanding Principal Balance Per Loan – Treasury Bill	$24,718
Average Outstanding Principal Balance Per Loan – Commercial Paper*	$19,448
Weighted Average Remaining Term to Scheduled Maturity	209 months
Weighted Average Annual Interest Rate	7.31%

_________________

* As of April 1, 2012, special allowance payments on these trust student loans are calculated by reference to one-month LIBOR.

We determined the weighted average remaining term to maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum.

The weighted average annual borrower interest rate shown in the table is exclusive of special allowance payments.  The weighted average spread for special allowance payments to the 91-day Treasury bill rate was 3.10% as of the statistical disclosure date.

The weighted average spread for special allowance payments to the three-month commercial paper rate was 2.64% as of the statistical disclosure date.  See “Special Allowance Payments” in Appendix A to the preliminary remarketing memorandum.

For these purposes, the 91-day Treasury bill rate is the weighted average per annum discount rate, expressed on a bond equivalent basis and applied on a daily basis, for direct obligations of the United States with a maturity of thirteen weeks, as reported by the U.S. Department of the Treasury.

With respect to the related trust student loans, effective April 1, 2012, pursuant to authority under the Higher Education Act, the three-month commercial paper rate in the special allowance payments formula was replaced with the one-month LIBOR index.  Accordingly, the special allowance payments on all trust student loans originated after January 1, 2000 will be calculated by reference to one-month LIBOR.

 2003-1

DISTRIBUTION OF THE TRUST STUDENT LOANS BY BORROWER INTEREST RATES AS OF THE STATISTICAL DISCLOSURE DATE

Interest Rates	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than or equal to 3.00%	1	$7,669	*
3.01% to 3.50%	3	94,081	*
3.51% to 4.00%	2	52,425	*
4.01% to 4.50%	0	0	0.0%
4.51% to 5.00%	31	268,128	*
5.01% to 5.50%	713	9,970,393	1.0
5.51% to 6.00%	4,073	63,984,046	6.7
6.01% to 6.50%	8,418	146,216,442	15.4
6.51% to 7.00%	13,969	247,291,816	26.0
7.01% to 7.50%	2,786	57,570,152	6.0
7.51% to 8.00%	6,744	155,979,852	16.4
8.01% to 8.50%	8,789	212,835,575	22.4
Equal to or greater than 8.51%	1,941	57,521,984	6.0

Total	47,470	$951,792,563	100.0%

_________________ * Represents a percentage greater than 0% but less than 0.05%.

We determined the interest rates shown in the table above using the interest rates applicable to the trust student loans as of the statistical disclosure date.  Because trust student loans with different interest rates are likely to be repaid at different rates, this information is not likely to remain applicable to the trust student loans after the statistical disclosure date.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – Sallie Mae’s Student Loan Financing Business” in the original prospectus.

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DISTRIBUTION OF THE TRUST STUDENT LOANS BY OUTSTANDING PRINCIPAL BALANCE PER BORROWER AS OF THE STATISTICAL DISCLOSURE DATE

Range of Outstanding Principal Balance	Number of Borrowers	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than $5,000.00	2,700	$7,014,755	0.7%
$5,000.00 -$ 9,999.99	3,669	26,721,685	2.8
$10,000.00-$14,999.99	3,281	41,545,416	4.4
$15,000.00-$19,999.99	3,228	56,057,193	5.9
$20,000.00-$24,999.99	2,501	55,909,460	5.9
$25,000.00-$29,999.99	1,844	50,603,793	5.3
$30,000.00-$34,999.99	1,668	54,126,966	5.7
$35,000.00-$39,999.99	1,389	51,956,476	5.5
$40,000.00-$44,999.99	1,071	45,443,120	4.8
$45,000.00-$49,999.99	863	40,939,856	4.3
$50,000.00-$54,999.99	816	42,738,891	4.5
$55,000.00-$59,999.99	647	37,205,353	3.9
$60,000.00-$64,999.99	572	35,752,667	3.8
$65,000.00-$69,999.99	472	31,804,226	3.3
$70,000.00-$74,999.99	401	29,031,088	3.1
$75,000.00-$79,999.99	368	28,539,592	3.0
$80,000.00-$84,999.99	294	24,222,833	2.5
$85,000.00-$89,999.99	285	24,906,744	2.6
$90,000.00-$94,999.99	224	20,696,460	2.2
$95,000.00-$99,999.99	189	18,424,887	1.9
$100,000.00 and above	1,530	228,151,102	24.0

Total	28,012	$951,792,563	100%

DISTRIBUTION OF THE TRUST STUDENT LOANS BY DELINQUENCY STATUS AS OF THE STATISTICAL DISCLOSURE DATE

Number of Days Delinquent	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0-30 days	43,078	$829,417,119	87.1%
31-60 days	1,738	44,451,086	4.7
61-90 days	794	21,788,236	2.3
91-120 days	383	11,461,570	1.2
121-150 days	306	9,998,474	1.1
151-180 days	238	7,599,093	0.8
181-210 days	181	5,210,700	0.5
Greater than 210 days	752	21,866,285

Total	47,470	$951,792,563	100.0%

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DISTRIBUTION OF THE TRUST STUDENT LOANS BY REMAINING TERM TO SCHEDULED MATURITY AS OF THE STATISTICAL DISCLOSURE DATE
Number of Months Remaining to Scheduled Maturity	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0 to 3	61	$23,419	*
4 to12	233	258,670	*
13 to 24	588	1,225,811	0.1%
25 to 36	757	2,837,397	0.3
37 to 48	1,179	5,211,949	0.5
49 to 60	3,141	13,816,040	1.5
61 to 72	1,867	11,293,407	1.2
73 to 84	1,350	10,579,329	1.1
85 to 96	1,533	13,726,744	1.4
97 to 108	2,006	20,764,156	2.2
109 to 120	5,292	53,944,255	5.7
121 to 132	3,664	62,692,933	6.6
133 to 144	2,641	51,156,547	5.4
145 to 156	1,926	36,797,931	3.9
157 to 168	1,972	35,971,602	3.8
169 to 180	3,553	65,224,766	6.9
181 to 192	2,133	44,301,328	4.7
193 to 204	1,322	30,886,443	3.2
205 to 216	1,336	32,714,253	3.4
217 to 228	1,492	41,890,824	4.4
229 to 240	2,598	80,736,083	8.5
241 to 252	1,468	48,610,388	5.1
253 to 264	912	34,323,859	3.6
265 to 276	726	29,811,214	3.1
277 to 288	749	34,595,039	3.6
289 to 300	919	45,491,719	4.8
301 to 312	618	32,727,873	3.4
313 to 324	263	15,619,948	1.6
325 to 336	221	14,316,055	1.5
337 to 348	195	13,216,730	1.4
349 to 360	455	39,461,234	4.1
361 and above	300	27,564,618	2.9

Total	47,470	$951,792,563	100.0%

_________________ * Represents a percentage greater than 0% but less than 0.05%.

We have determined the number of months remaining to scheduled maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools –Sallie Mae’s Student Loan Financing Business” in the original prospectus.

2003-1

DISTRIBUTION OF THE TRUST STUDENT LOANS BY CURRENT BORROWER PAYMENT STATUS AS OF THE STATISTICAL DISCLOSURE DATE

Current Borrower Payment Status	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Deferment	4,175	$109,964,118	11.6%
Forbearance	3,509	102,843,099	10.8
Repayment
First year in repayment	1,147	51,573,731	5.4
Second year in repayment	993	34,847,640	3.7
Third year in repayment	1,200	38,749,701	4.1
More than 3 years in repayment	36,446	613,814,274	64.5

Total	47,470	$951,792,563	100.0%

Current borrower payment status refers to the status of the borrower of each trust student loan as of the statistical disclosure date.  The borrower:

•	may have temporarily ceased repaying the loan through a deferment or a forbearance period; or

•	may be currently required to repay the loan – repayment.

See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools –Sallie Mae’s Student Loan Financing Business” in the original prospectus.

The weighted average number of months in repayment for all trust student loans currently in repayment is approximately 85.3 calculated as the term to maturity at the commencement of repayment less the number of months remaining to scheduled maturity as of the statistical disclosure date.

2003-1

SCHEDULED WEIGHTED AVERAGE REMAINING MONTHS IN STATUS OF THE TRUST STUDENT LOANS BY CURRENT BORROWER PAYMENT STATUS AS OF THE STATISTICAL DISCLOSURE DATE

	Scheduled Months in Status Remaining
Current Borrower Payment Status	Deferment	Forbearance	Repayment
Deferment	11.7	-	245.0
Forbearance	-	4.5	246.7
Repayment	-	-	198.1

We have determined the scheduled weighted average remaining months in status shown in the previous table without giving effect to any deferment or forbearance periods that may be granted in the future.  Of the $109,964,118 aggregate outstanding principal balance of the trust student loans in deferment as of the statistical disclosure date, $48,922,179 or approximately 44.5% of such loans are to borrowers who had not graduated as of that date.  We expect that a significant portion of these loans could qualify for additional deferments or forbearances at the end of their current deferment periods as the related borrowers continue their education beyond their current degree programs.  As a result, the overall duration of any applicable deferment and forbearance periods as well as the likelihood of future deferment and forbearance periods within this pool of trust student loans is likely to be higher than in other pools of student loans without similar numbers of in-school consolidation loans.  See Appendix A to the original prospectus.

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GEOGRAPHIC DISTRIBUTION OF THE TRUST STUDENT LOANS AS OF THE STATISTICAL DISCLOSURE DATE

State	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Alabama	565	$11,911,952	1.3%
Alaska	105	1,606,355	0.2
Arizona	1,059	21,627,096	2.3
Arkansas	551	10,041,658	1.1
California	5,422	120,656,009	12.7
Colorado	1,067	20,704,258	2.2
Connecticut	371	7,035,260	0.7
Delaware	97	2,261,904	0.2
District of Columbia	210	5,707,639	0.6
Florida	2,387	54,482,806	5.7
Georgia	1,657	37,314,953	3.9
Hawaii	179	3,049,117	0.3
Idaho	257	5,140,635	0.5
Illinois	2,372	41,869,963	4.4
Indiana	719	11,405,562	1.2
Iowa	419	6,323,069	0.7
Kansas	1,182	19,585,492	2.1
Kentucky	399	6,898,969	0.7
Louisiana	1,643	34,731,175	3.6
Maine	120	2,525,094	0.3
Maryland	894	21,252,293	2.2
Massachusetts	687	15,363,015	1.6
Michigan	1,690	35,570,078	3.7
Minnesota	1,279	20,894,712	2.2
Mississippi	668	13,246,668	1.4
Missouri	1,493	28,256,829	3.0
Montana	136	2,451,120	0.3
Nebraska	196	3,826,779	0.4
Nevada	381	7,897,330	0.8
New Hampshire	136	2,658,298	0.3
New Jersey	684	14,448,831	1.5
New Mexico	173	3,617,208	0.4
New York	1,915	39,990,717	4.2
North Carolina	795	16,327,090	1.7
North Dakota	58	829,566	0.1
Ohio	262	4,894,985	0.5
Oklahoma	1,332	22,989,482	2.4
Oregon	1,161	23,853,483	2.5
Pennsylvania	1,123	20,912,556	2.2
Rhode Island	63	1,402,835	0.1
South Carolina	396	8,712,768	0.9
South Dakota	82	1,248,677	0.1
Tennessee	1,170	23,826,813	2.5
Texas	4,698	93,730,116	9.8
Utah	197	3,476,291	0.4
Vermont	40	820,092	0.1
Virginia	1,016	19,303,043	2.0
Washington	2,207	40,941,007	4.3
West Virginia	134	2,251,549	0.2
Wisconsin	1,110	21,223,665	2.2
Wyoming	79	1,301,544	0.1
Other	434	9,394,157	1.0

Total	47,470	$951,792,563	100.0%

2003-1

We have based the geographic distribution shown in the table on the billing addresses of the borrowers of the trust student loans shown on the servicer’s records as of the statistical disclosure date.

Each of the trust student loans provides or will provide for the amortization of its outstanding principal balance over a series of regular payments.  Except as described below, each regular payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the trust student loan.  The amount received is applied first to interest accrued to the date of payment and the balance of the payment, if any, is applied to reduce the unpaid principal balance.  Accordingly, if a borrower pays a regular installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater.  Conversely, if a borrower pays a monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less.

In either case, subject to any applicable deferment periods or forbearance periods, and except as provided below, the borrower pays a regular installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance of that trust student loan.

The servicer makes available to borrowers of student loans it holds (including the trust student loans) payment terms that may result in the lengthening of the remaining term of the student loans.  For example, not all of the loans sold to the trust provide for level payments throughout the repayment term of the loans.  Some student loans provide for interest only payments to be made for a designated portion of the term of the loans, with amortization of the principal of the loans occurring only when payments increase in the latter stage of the term of the loans.  Other loans provide for a graduated phase in of the amortization of principal with a greater portion of principal amortization being required in the latter stages than would be the case if amortization were on a level payment basis.  The servicer also offers an income-sensitive repayment plan, under which repayments are based on the borrower’s income.  Under that plan, ultimate repayment may be delayed up to five years.  Borrowers under trust student loans will continue to be eligible for the graduated payment and income-sensitive repayment plans.  These programs are applicable to the trust student loans and may be offered by the servicer to related borrowers at its discretion.

2003-1

The following table provides certain information about trust student loans subject to the repayment terms described in the preceding paragraphs.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REPAYMENT TERMS AS OF THE STATISTICAL DISCLOSURE DATE

Loan Repayment Terms	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Level Repayment	25,652	$451,328,357	47.4%
Other Repayment Options(1)	21,818	500,464,206	52.6

Total	47,470	$951,792,563	100.0%
______________________
(1)  Includes, among others, graduated repayment loans, income sensitive and interest-only period loans.

With respect to interest-only loans, as of the statistical disclosure date, there are 2,646 loans with an aggregate outstanding principal balance of $92,669,063 currently in an interest-only period.  These interest-only loans represent approximately 9.7% of the aggregate outstanding principal balance of the trust student loans.  Interest-only periods range up to 48 months in overall length.

The servicer may in the future offer repayment terms similar to those described above to borrowers of trust student loans who are not entitled to these repayment terms as of the statistical disclosure date.  If repayment terms are offered to and accepted by those borrowers, the weighted average life of the securities could be lengthened.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY LOAN TYPE AS OF THE STATISTICAL DISCLOSURE DATE

Loan Type	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Subsidized	23,493	$436,170,230	45.8%
Unsubsidized	23,977	515,622,333	54.2

Total	47,470	$951,792,563	100.0%

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The following table provides information about the trust student loans regarding date of disbursement.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY DATE OF DISBURSEMENT AS OF THE STATISTICAL DISCLOSURE DATE
Disbursement Date	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
September 30, 1993 and earlier	262	$5,123,975	0.5%
October 1, 1993 through June 30, 2006	47,208	946,668,588	99.5
July 1, 2006 and later	0	0	0.0

Total	47,470	$951,792,563	100.0%

2003-1

Guaranty Agencies for the Trust Student Loans.  The eligible lender trustee has entered into a separate guarantee agreement with each of the guaranty agencies listed below, under which each of the guarantors has agreed to serve as guarantor for specified trust student loans.

The following table provides information with respect to the portion of the trust student loans guaranteed by each guarantor.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY GUARANTY AGENCY AS OF THE STATISTICAL DISCLOSURE DATE

Name of Guaranty Agency	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
American Student Assistance	2,940	$43,927,701	4.6%
Cllege Assist	174	3,293,843	0.3
Educational Credit Management Corporation	1,552	35,533,819	3.7
Great Lakes Higher Education Corporation	1,128	27,728,371	2.9
Illinois Student Assistance Commission	2,202	37,718,759	4.0
Iowa College Student Aid Commission	302	5,026,104	0.5
Kentucky Higher Education Assistance Authority	240	4,261,405	0.4
Louisiana Office of Student Financial Assistance	689	11,006,334	1.2
Michigan Guaranty Agency	1,117	20,375,912	2.1
Montana Guaranteed Student Loan Program	12	138,305	*
New Jersey Higher Education Student Assistance Authority	479	9,222,398	1.0
New York State Higher Education Services Corporation	2,504	51,940,828	5.5
Northwest Education Loan Association	1,890	32,035,334	3.4
Oklahoma Guaranteed Student Loan Program	1,453	25,351,467	2.7
Pennsylvania Higher Education Assistance Agency	4,748	93,939,475	9.9
Student Loan Guarantee Foundation of Arkansas	363	6,019,642	0.6
Tennessee Student Assistance Corporation	879	15,507,452	1.6
Texas Guaranteed Student Loan Corporation	4,415	84,924,220	8.9
United Student Aid Funds, Inc.	20,383	443,841,195	46.6

Total	47,470	$951,792,563	100.0%

_________________
*     Represents a percentage greater than 0% but less than 0.05%.

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SIGNIFICANT GUARANTOR
INFORMATION

The information shown for the Significant Guarantor relates to all student loans, including but not limited to trust student loans, guaranteed by the Significant Guarantor.

We obtained the following information from various sources, including from the Significant Guarantor and/or from the Department of Education.  None of the depositor, SLM ECFC, the servicer, their affiliates or the remarketing agents has audited or independently verified this information for accuracy or completeness.

UNITED STUDENT AID FUNDS, INC.

United Student Aid Funds, Inc. (“USA Funds”) was organized as a private, nonprofit corporation under the General Corporation Law of the State of Delaware in 1960.   In accordance with its Certificate of Incorporation, USA Funds: (i) maintains facilities for the provision of guarantee services with respect to approved education loans made to or for the benefit of eligible students who are enrolled at or plan to attend approved educational institutions; (ii) guarantees education loans made pursuant to certain loan programs under the Higher Education Act, as well as loans made under certain private loan programs; and (iii) serves as the designated guarantor for education-loan programs under the Higher Education Act of 1965, as amended (“the Act”) in Arizona, Hawaii and certain Pacific Islands, Indiana, Kansas, Maryland, Mississippi, Nevada and Wyoming.

USA Funds contracts with Sallie Mae, Inc., a wholly owned subsidiary of SLM Corporation. USA Funds also contracts with Student Assistance Corporation, a wholly owned subsidiary of SLM Corporation. SLM Corporation and its subsidiaries are not sponsored by nor are they agencies of the United States of America.

Effective December 13, 2004, USA Funds became the sole member of the Northwest Education Loan Association, a guarantor serving the states of Washington, Idaho and the Northwest.

For the purpose of providing loan guarantees under the Act, USA Funds has entered into various agreements (collectively, the “Federal Reinsurance Agreements”) with the U.S. Secretary of Education (the “Secretary”). Pursuant to the Federal Reinsurance Agreements, USA Funds serves as a “guaranty agency” as defined in Section 435(j) of the Act. The Act allows the Secretary, after giving the guaranty agency notice and the opportunity for a hearing, to terminate the Federal Reinsurance Agreements if the Secretary determines that the administrative or financial condition of the guaranty agency jeopardizes the agency’s continued ability to perform its responsibilities under its guaranty agreement, it is necessary to protect the federal financial interest, or to ensure the continued availability of loans to student- or parent-borrowers.

Reinsurance is paid to USA Funds by the Secretary in accordance with a formula based on the annual default rate of loans guaranteed by USA Funds under the Act and the disbursement date of loans. The rate of reinsurance ranges from 100 percent to 75 percent of USA Funds’ losses on default-claim payments made to lenders. The Higher Education Amendments of 1998 (the “1998 Reauthorization Law”) reduced the reinsurance coverage for loans in default made on or after Oct. 1, 1998, to a range from 95 percent to 75 percent based upon the annual default claims rate of the guaranty agency.  Reinsurance on non-default claims remains at 100 percent.

2003-1

The 1998 Reauthorization Law requires guaranty agencies to establish two (2) separate funds, a federal reserve fund (property of the United States) and an agency operating fund (property of the guaranty agency). The federal reserve fund is to be used to pay lender claims and to pay a default-aversion fee to the agency operating fund. The agency operating fund is to be used by the guaranty agency to pay its operating expenses.

On March, 30, 2010, President Obama signed into law the Health Care and Education Reconciliation Act of 2010 (Public Law 111-152), which ended the origination and guarantee of new loans under the Federal Family Education Loan Program, effective for loans whose first disbursement was after June 30, 2010. As a result of the new statute, USA Funds will continue to administer a portfolio of outstanding FFELP loans, but no longer may guarantee new federal student loans.

As of September 30, 2011, USA Funds held net assets on behalf of the federal reserve fund of approximately $289 million. Through September 30, 2011, the outstanding, unpaid, aggregate amount of principal and interest on loans that had been directly guaranteed by USA Funds under the Federal Family Education Loan Program was approximately $73 billion.  Also, as of September 30, 2011, USA Funds had operating fund assets totaling slightly over $1 billion, which includes the $289 million of net assets held on behalf of the Federal Reserve Fund.

USA Funds’ “reserve ratio” complies with the U.S. Department of Education definition, which is determined by dividing the fund balance reserves, including non-cash allowance and other non-cash, in a guarantor’s federal reserve fund, by the total amount of loans outstanding. Following this formula, the reserve ratio for the federal reserve fund administered by USA Funds for the last five fiscal years was as follows:

	Reserve Ratio
	Federal Fiscal Year
Guarantor	2007	2008	2009	2010	2011
United Student Aid Funds, Inc.	0.25%	0.33%	0.38%	0.40%	0.39%

2003-1

USA Funds’ “guarantee volume” is the approximate aggregate principal amount of federally reinsured education loans (including subsidized and unsubsidized Stafford and PLUS loans but excluding consolidation loans) guaranteed by USA Funds.  For the last five fiscal years, the “guarantee volume” was as follows:

	Loans Guaranteed
	Federal Fiscal Year
	($ in millions)
Guarantor	2007	2008	2009	2010	2011
United Student Aid Funds, Inc.	$15,581	$17,202	$20,067	$7,705	N/A

USA Funds’ “recovery rate,” which provides a measure of the effectiveness of the collection efforts against defaulted borrowers after the guarantee claim has been satisfied, is determined by dividing the amount recovered from borrowers by USA Funds during the fiscal year by the aggregate amount of default claims paid by USA Funds outstanding at the end of the prior fiscal year. For the last five fiscal years, the “recovery rate” was as follows:

	Recovery Rate
	Federal Fiscal Year
Guarantor	2007	2008	2009	2010	2011
United Student Aid Funds, Inc.	40.30%	45.60%	36.19%	32.90%	32.17%

USA Funds’ “claims rate” represents the percentage of federal reinsurance claims paid by the Secretary during any fiscal year, less amounts remitted to the Secretary for defaulted loans that are rehabilitated relative to USA Funds’ existing portfolio of loans in repayment at the end of the prior fiscal year. For the last five fiscal years, the “claims rate” was as follows:

	Claims Rate
	Federal Fiscal Year
Guarantor	2007	2008	2009	2010	2011
United Student Aid Funds, Inc.	2.13%	2.07%	1.92%	1.69%	1.69%

In addition, USA Funds’ “loss rate” represents the percentage of claims purchased from lenders but not covered by reinsurance.  For the last five fiscal years, the “loss rate” was as follows: 2011 – 4.74 percent; 2010 – 4.70 percent; 2009 – 4.62 percent; 2008 – 4.26 percent; 2007 – 4.07 percent.

USA Funds is headquartered in Fishers, Indiana.  USA Funds will provide a copy of its most recent annual report upon receipt of a written request directed to its headquarters at P.O. Box 6028, Indianapolis, Indiana 46206-6028, Attention: Vice President, Corporate and Marketing Communications.

2003-1